Investment (Income), Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	May 31, 2016	May 31, 2015	May 31, 2014
Other Income And Expenses [Abstract]
Interest (income)	$ (5,975)	$ (8,304)	$ (6,327)
(Gain) on sale of marketable securities	(6,457)	(8,692)	(7,353)
Other-than-temporary impairment on securities	3,811	22	161
Dividend (income)	(1,744)	(1,603)	(2,196)
Investment (income), net	$ (10,365)	$ (18,577)	$ (15,715)